SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 10, 2001
                                                -------------------------------


                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-77215                         13-3291626
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                        10036
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.      Other Events
             ------------

             Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC1, Mortgage Pass-Through Certificates, Series 2001-NC1 (the "Certificates").

             The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-77215) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

             The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computation Materials.

             Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

           Item 601(a)
           of Regulation S-K
           Exhibit No.                      Description
           -----------                      -----------

           (99)                             Structural Term Sheets, Collateral
                                            Term Sheets and Computational
                                            Materials prepared by Morgan
                                            Stanley & Co. Incorporated in
                                            connection with Morgan Stanley
                                            Dean Witter Capital I Inc. Trust
                                            2001-NC1, Mortgage Pass-
                                            Through Certificates, Series 2001-
                                            NC1.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MORGAN STANLEY DEAN WITTER
                                               CAPITAL I INC.



Date: May 14, 2001
                                                By: /s/ Cecilia Tarrant
                                                   ------------------------
                                                   Name:  Cecilia Tarrant
                                                   Title: Vice President




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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper(P) or
Exhibit No.        Description                                   Electronic (E)
-----------        -----------                                   --------------
(99)               Structural Term Sheets, Collateral Term           (E)
                   Sheets and Computational Materials
                   prepared by Morgan Stanley & Co.
                   Incorporated in connection with Morgan
                   Stanley Dean Witter Capital I Inc. Trust
                   2001-NC1, Mortgage Pass-Through
                   Certificates, Series 2001-NC1.